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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 26, 2004

                       Medicis Pharmaceutical Corporation
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        0-18443                 52-1574808
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

8125 North Hayden Road
Scottsdale, Arizona                                               85258-2463
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:               (602) 808-8800

                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

         On August 26, 2004, Medicis Pharmaceutical Corporation ("Medicis") entered into a pre-arranged stock trading plan to purchase up to $150,000,000 in aggregate value of shares of Medicis' Class A common stock upon satisfaction of certain conditions. Medicis' plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The plan is scheduled to terminate on the earlier of the first anniversary of the plan or at the time when the purchase limit is reached.

         Rule 10b5-1 permits insiders who are not in possession of material, non-public information to establish pre-arranged plans to buy or sell company stock in order to avoid concerns about initiating stock transactions while in possession of material nonpublic information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDICIS PHARMACEUTICAL CORPORATION
                                      (Registrant)


Date:  August 30, 2004                /s/ Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                      Name:      Mark A. Prygocki, Sr.
                                      Title:     Executive Vice President, Chief
                                                 Financial Officer, Corporate
                                                 Secretary and Treasurer